Industrial Logistics Properties Trust Exhibit 99.2 Fourth Quarter 2018 Supplemental Operating and Financial Data 16101 Queens Court, Upper Marlboro, MD Square Feet: 220,800 Tenant: La Z Boy Incorporated 1 All amounts in this report are unaudited.

TABLE OF CONTENTS PAGE/ EXHIBIT WARNING CONCERNING FORWARD LOOKING STATEMENTS 3 CORPORATE INFORMATION Company Profile 7 Investor Information 8 Research Coverage 9 FINANCIALS TABLE OF CONTENTS TABLE Key Financial Data 11 Consolidated Balance Sheets 12 Consolidated Statements of Income 13 Consolidated Statements of Cash Flows 14 Debt Summary 16 Debt Maturity Schedule 17 Leverage Ratios and Coverage Ratios 18 Capital Expenditures Summary 19 Property Acquisitions and Dispositions Information Since 1/1/18 20 Calculation and Reconciliation of Net Operating Income (NOI) and Cash Basis NOI 21 Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI 22 Calculation of EBITDA and Adjusted EBITDA 23 Calculation of Funds from Operations (FFO) and Normalized FFO 24 Definitions of Certain Non-GAAP Financial Measures 25 PORTFOLIO INFORMATION Portfolio Summary by Property Type 27 Same Property Results of Operations by Property Type 28 Leasing Summary 30 Occupancy and Leasing Analysis by Property Type 31 Tenant Credit Characteristics 32 Tenants Representing 1% or More Of Total Annualized Rental Revenues 33 Five Year Lease Expiration and Reset Schedule by Property Type 34 Portfolio Lease Expiration Schedule 35 EXHIBIT A Property Detail 37 Industrial Logistics Properties Trust 2 Supplemental Operating and Financial Data, December 31, 2018

WARNING CONCERNING FORWARD LOOKING STATEMENTS THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING: • THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT OR BE NEGATIVELY AFFECTED BY CYCLICAL ECONOMIC CONDITIONS, • THE LIKELIHOOD THAT OUR TENANTS WILL RENEW OR EXTEND THEIR LEASES OR THAT WE WILL BE ABLE TO OBTAIN REPLACEMENT TENANTS, • OUR ACQUISITIONS OF PROPERTIES, • OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY, • THE LIKELIHOOD THAT OUR RENTS WILL INCREASE WHEN WE RENEW OR EXTEND OUR LEASES, WHEN WE ENTER NEW LEASES, OR WHEN OUR RENTS RESET AT OUR HAWAII PROPERTIES, • OUR ABILITY TO PAY DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO SUSTAIN THE AMOUNT OF SUCH DISTRIBUTIONS, • THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY, • OUR POLICIES AND PLANS REGARDING INVESTMENTS, FINANCINGS AND DISPOSITIONS, • OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL, • OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT, • OUR ABILITY TO APPROPRIATELY BALANCE OUR USE OF DEBT AND EQUITY CAPITAL, • CHANGES IN THE SECURITY OF CASH FLOWS FROM OUR PROPERTIES, • OUR TENANTS' ABILITY AND WILLINGNESS TO PAY THEIR RENT OBLIGATIONS TO US, • OUR ABILITY TO SUCCESSFULLY AND PROFITABLY COMPLETE EXPANSION AND RENOVATION PROJECTS AT OUR PROPERTIES AND TO REALIZE OUR EXPECTED RETURNS ON THOSE PROJECTS, • OUR EXPECTATION THAT WE BENEFIT FROM OUR RELATIONSHIPS WITH THE RMR GROUP INC., OR RMR INC., • OUR ABILITY TO QUALIFY AND MAINTAIN OUR QUALIFICATION FOR TAXATION AS A REAL ESTATE INVESTMENT TRUST, OR REIT, • CHANGES IN FEDERAL OR STATE TAX LAWS, • THE CREDIT QUALITIES OF OUR TENANTS, • CHANGES IN ENVIRONMENTAL LAWS OR IN THEIR INTERPRETATIONS OR ENFORCEMENT AS A RESULT OF CLIMATE CHANGE OR OTHERWISE, • OUR SALES OF PROPERTIES, AND • OTHER MATTERS. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, OR FFO, NORMALIZED FFO, NET OPERATING INCOME, OR NOI, CASH BASIS NOI, EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION WARNING CONCERNING FORWARD LOOKING STATEMENTS CONCERNING FORWARD WARNING AND AMORTIZATION, OR EBITDA, EBITDA AS ADJUSTED, OR ADJUSTED EBITDA, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO: Industrial Logistics Properties Trust 3 Supplemental Operating and Financial Data, December 31, 2018

WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) • THE IMPACT OF CONDITIONS IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS, • COMPETITION WITHIN THE REAL ESTATE INDUSTRY, PARTICULARLY FOR INDUSTRIAL AND LOGISTICS PROPERTIES IN THOSE MARKETS IN WHICH OUR PROPERTIES ARE LOCATED, • COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, • LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY FOR TAXATION AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES, • ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR RELATED PARTIES, INCLUDING OUR MANAGING TRUSTEES, THE RMR GROUP LLC, OR RMR LLC, RMR INC., AFFILIATES INSURANCE COMPANY, OR AIC, AND OTHERS AFFILIATED WITH THEM, AND • ACTS OF TERRORISM, OUTBREAKS OF SO CALLED PANDEMICS OR OTHER MANMADE OR NATURAL DISASTERS BEYOND OUR CONTROL. FOR EXAMPLE: • OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO MAKE PAYMENTS OF PRINCIPAL AND INTEREST ON OUR INDEBTEDNESS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS, THE CAPITAL COSTS WE INCUR TO LEASE OUR PROPERTIES AND OUR WORKING CAPITAL REQUIREMENTS. WE MAY BE UNABLE TO PAY OUR DEBT OBLIGATIONS OR TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS ON OUR COMMON SHARES AND FUTURE DISTRIBUTIONS MAY BE REDUCED OR ELIMINATED, • OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS, LESS THEIR PROPERTY OPERATING COSTS, THAT EXCEED OUR CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE AND WE MAY FAIL TO REACH AGREEMENT WITH THE SELLERS AND COMPLETE THE PURCHASES OF ANY PROPERTIES WE DO WANT TO ACQUIRE. IN ADDITION, ANY PROPERTIES WE MAY ACQUIRE MAY NOT PROVIDE US WITH RENTS LESS PROPERTY OPERATING COSTS THAT EXCEED OUR CAPITAL COSTS OR ACHIEVE OUR EXPECTED RETURNS, • CONTINGENCIES IN OUR ACQUISITION AND SALE AGREEMENTS MAY NOT BE SATISFIED AND ANY EXPECTED ACQUISITIONS AND SALES MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS OF SUCH TRANSACTIONS MAY CHANGE, • RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE UPON RENT RESETS, LEASE RENEWALS OR LEASE EXPIRATIONS BECAUSE OF CHANGING MARKET CONDITIONS OR OTHERWISE, • LEASING FOR SOME OF OUR PROPERTIES DEPENDS ON A SINGLE TENANT AND WE MAY BE ADVERSELY AFFECTED BY THE BANKRUPTCY, INSOLVENCY, A DOWNTURN OF BUSINESS OR A LEASE TERMINATION OF A SINGLE TENANT, • CERTAIN OF OUR HAWAII PROPERTIES ARE LANDS LEASED FOR RENTS THAT PERIODICALLY RESET BASED ON THEN CURRENT FAIR MARKET VALUES. REVENUES FROM OUR PROPERTIES IN HAWAII HAVE GENERALLY INCREASED DURING OUR AND OUR PREDECESSORS' OWNERSHIP AS THE LEASES FOR THOSE PROPERTIES HAVE BEEN RESET, EXTENDED OR RENEWED. ALTHOUGH WE EXPECT THAT RENTS FOR OUR HAWAII PROPERTIES WILL INCREASE IN THE FUTURE, WE CANNOT BE SURE THEY WILL INCREASE. FUTURE RENTS FROM THESE PROPERTIES COULD DECREASE OR NOT INCREASE TO THE EXTENT THEY HAVE IN THE PAST OR BY THE AMOUNT WE EXPECT, • OUR POSSIBLE DEVELOPMENT OR REDEVELOPMENT OF CERTAIN OF OUR PROPERTIES MAY NOT BE REALIZED OR BE SUCCESSFUL, • OUR LEASING RELATED OBLIGATIONS MAY COST MORE AND MAY TAKE LONGER TO COMPLETE THAN WE EXPECT, AND OUR LEASING RELATED OBLIGATIONS MAY INCREASE IN THE FUTURE, • ECONOMIC CONDITIONS IN AREAS WHERE OUR PROPERTIES ARE LOCATED MAY DECLINE IN THE FUTURE. SUCH CIRCUMSTANCES OR OTHER CONDITIONS MAY REDUCE DEMAND FOR LEASING INDUSTRIAL SPACE. IF THE DEMAND FOR LEASING INDUSTRIAL SPACE IS REDUCED, WE MAY BE UNABLE TO RENEW LEASES WITH OUR TENANTS AS LEASES EXPIRE OR ENTER NEW LEASES AT RENTAL RATES AS HIGH AS EXPIRING RENTS AND OUR FINANCIAL RESULTS MAY DECLINE, • E-COMMERCE RETAIL SALES MAY NOT CONTINUE TO GROW AND INCREASE THE DEMAND FOR INDUSTRIAL AND LOGISTICS REAL ESTATE AS WE EXPECT, • INCREASING DEVELOPMENT OF INDUSTRIAL AND LOGISTICS PROPERTIES MAY REDUCE THE DEMAND FOR, AND RENTS FROM, OUR PROPERTIES, • OUR BELIEF THAT THERE IS A LIKELIHOOD THAT TENANTS MAY RENEW OR EXTEND OUR LEASES PRIOR TO THEIR EXPIRATIONS WHENEVER THEY HAVE MADE SIGNIFICANT WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) LOOKING STATEMENTS CONCERNING FORWARD WARNING INVESTMENTS IN THE LEASED PROPERTIES, OR BECAUSE THOSE PROPERTIES MAY BE OF STRATEGIC IMPORTANCE TO THEM, MAY NOT BE REALIZED, Industrial Logistics Properties Trust 4 Supplemental Operating and Financial Data, December 31, 2018

WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) • SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO OBTAIN NEW TENANTS TO MAINTAIN OR INCREASE THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES, • THE COMPETITIVE ADVANTAGES WE BELIEVE WE HAVE MAY NOT IN FACT EXIST OR PROVIDE US WITH THE ADVANTAGES WE EXPECT. WE MAY FAIL TO MAINTAIN ANY OF THESE ADVANTAGES OR OUR COMPETITION MAY OBTAIN OR INCREASE THEIR COMPETITIVE ADVANTAGES RELATIVE TO US, • OUR INCREASED OPERATING EXPENSES AS A PUBLIC COMPANY MAY BE GREATER THAN WE EXPECT, • WE INTEND TO CONDUCT OUR BUSINESS ACTIVITIES IN A MANNER THAT WILL AFFORD US REASONABLE ACCESS TO CAPITAL FOR INVESTMENT AND FINANCING ACTIVITIES. HOWEVER, WE MAY NOT SUCCEED IN THIS REGARD AND WE MAY NOT HAVE REASONABLE ACCESS TO CAPITAL, • CONTINUED AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY IS SUBJECT TO OUR SATISFYING CERTAIN FINANCIAL COVENANTS AND OTHER CREDIT FACILITY CONDITIONS THAT WE MAY BE UNABLE TO SATISFY, • ACTUAL COSTS UNDER OUR REVOLVING CREDIT FACILITY WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF FEES AND EXPENSES ASSOCIATED WITH SUCH DEBT, • WE MAY BE UNABLE TO REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE, • THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY MAY BE INCREASED TO UP TO $1.5 BILLION IN CERTAIN CIRCUMSTANCES. HOWEVER, INCREASING THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY IS SUBJECT TO OUR OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR, • WE HAVE THE OPTION TO EXTEND THE MATURITY DATE OF OUR REVOLVING CREDIT FACILITY UPON PAYMENT OF A FEE AND MEETING OTHER CONDITIONS. HOWEVER, THE APPLICABLE CONDITIONS MAY NOT BE MET, • THE PREMIUMS USED TO DETERMINE THE INTEREST RATE PAYABLE ON OUR REVOLVING CREDIT FACILITY AND THE UNUSED FEE PAYABLE ON OUR REVOLVING CREDIT FACILITY ARE BASED ON OUR LEVERAGE. CHANGES IN OUR LEVERAGE MAY CAUSE THE INTEREST AND FEES WE PAY TO INCREASE, • WE MAY SPEND MORE FOR CAPITAL EXPENDITURES THAN WE CURRENTLY EXPECT, • THE BUSINESS AND PROPERTY MANAGEMENT AGREEMENTS BETWEEN US AND RMR LLC HAVE CONTINUING 20 YEAR TERMS. HOWEVER, THOSE AGREEMENTS PERMIT EARLY TERMINATION IN CERTAIN CIRCUMSTANCES. ACCORDINGLY, WE CANNOT BE SURE THAT THESE AGREEMENTS WILL REMAIN IN EFFECT FOR CONTINUING 20 YEAR TERMS, • WE BELIEVE THAT OUR RELATIONSHIPS WITH OUR RELATED PARTIES, INCLUDING RMR LLC, RMR INC., AIC AND OTHERS AFFILIATED WITH THEM MAY BENEFIT US AND PROVIDE US WITH COMPETITIVE ADVANTAGES IN OPERATING AND GROWING OUR BUSINESS. HOWEVER, THE ADVANTAGES WE BELIEVE WE MAY REALIZE FROM THESE RELATIONSHIPS MAY NOT MATERIALIZE, AND • IT IS DIFFICULT TO ACCURATELY ESTIMATE DEVELOPMENT AND TENANT IMPROVEMENT COSTS. OUR DEVELOPMENT PROJECTS MAY COST MORE AND MAY TAKE LONGER TO COMPLETE THAN WE CURRENTLY EXPECT. CURRENTLY UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS ACTS OF TERRORISM, NATURAL DISASTERS, CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS, THE MARKET DEMAND FOR LEASED SPACE OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY. THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION "RISK FACTORS" IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) LOOKING STATEMENTS CONCERNING FORWARD WARNING Industrial Logistics Properties Trust 5 Supplemental Operating and Financial Data, December 31, 2018

CORPORATE INFORMATION 10100 89th Avenue, Maple Grove, MN Square Feet: 319,062 Major Tenant: Bunzl Minneapolis, LLC 6

COMPANY PROFILE

COMPANY PROFILE

The Company:

Industrial Logistics Properties Trust, or ILPT, we our or us, is a real estate investment trust, or REIT, formed in 2017 as a wholly owned subsidiary of Select Income REIT, or SIR, a former publicly traded REIT that merged with Office Properties Income Trust, or OPI, (formerly Government Properties Income Trust) on December 31, 2018. On January 17, 2018, we sold approximately 30.8% of our common shares in an initial public offering, or IPO, and became a separate public company. On December 27, 2018, SIR distributed all 45,000,000 of our common shares that SIR previously owned to SIR's shareholders. For periods prior to January 17, 2018, our historical results of operations and financial position relate to the 266 properties SIR contributed to us in connection with our formation and have been derived from the financial statements of SIR. These historical results of operations and financial position include certain expenses that we did not directly incur but which were allocated to us when we were a wholly owned subsidiary of SIR and may not reflect what our results of operations and financial position would have been if we had operated as a separate public company during those periods.

ILPT owns and leases industrial and logistics properties throughout the United States. As of December 31, 2018, we owned 270 properties with approximately 29.5 million rentable square feet located in 26 states, including 226 buildings, leasable land parcels and easements with approximately 16.8 million rentable square feet that are primarily industrial lands located in Hawaii. We are included in the Russell 2000® Index, the Russell 3000® Index, the MSCI U.S. REIT Index and the FTSE EPRA/NAREIT United States Index.

Management:

ILPT is managed by The RMR Group LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly traded equity REITs and three real estate related operating businesses. In addition to managing ILPT, RMR manages Hospitality Properties Trust, a REIT that owns hotels and travel centers, Office Properties Income Trust, a REIT that owns office buildings primarily leased to single tenants and those with high credit quality characteristics like government entities, and Senior Housing Properties Trust, a REIT that primarily owns healthcare, senior living and medical office buildings. RMR also provides management services to Five Star Senior Living Inc., a publicly traded operator of senior living communities, Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise ships, and TravelCenters of America LLC, a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System and restaurants. RMR also advises the RMR Real Estate Income Fund, a publicly traded closed end fund that invests in publicly traded securities of real estate companies, and Tremont Mortgage Trust, a publicly traded mortgage REIT, through wholly owned SEC registered investment advisory subsidiaries, as well as manages the RMR Office Property Fund, a private, open end core plus fund focused on the acquisition, ownership and leasing of a diverse portfolio of multi-tenant office properties throughout the U.S. As of December 31, 2018, RMR had $29.7 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 1,500 properties and over 50,000 employees. We believe that being managed by RMR is a competitive advantage for ILPT because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services.

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 219-1460

Stock Exchange Listing:

Nasdaq

Trading Symbol:

Common Shares: ILPT

Key Data (as of and for the three months ended December 31, 2018):

(dollars and sq. ft. in 000s)

Total properties		270
Total sq. ft.		29,535
Percent leased		99.3%
Q4 2018 total revenues	$	42,074
Q4 2018 net income	$	18,288
Q4 2018 Normalized FFO (1)	$	25,948

(1) See page 24 for the calculation of FFO and Normalized FFO and a reconciliation of net income determined in accordance with U.S. generally accepted accounting principles, or GAAP, to those amounts.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018

7

INVESTOR INFORMATION Board of Trustees Bruce M. Gans Lisa Harris Jones Joseph L. Morea Independent Trustee Independent Trustee Independent Trustee John G. Murray Adam D. Portnoy Managing Trustee Managing Trustee INVESTOR INFORMATION INVESTOR Senior Management John G. Murray Richard W. Siedel, Jr. President and Chief Executive Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Industrial Logistics Properties Trust Financial inquiries should be directed to Richard W. Siedel, Jr., Two Newton Place Chief Financial Officer and Treasurer, at (617) 219-1460 255 Washington Street, Suite 300 or rsiedel@ilptreit.com. Newton, MA 02458-1634 (t) (617) 219-1460 Investor and media inquiries should be directed to (e-mail) info@ilptreit.com Olivia Snyder, Manager, Investor Relations, (website) www.ilptreit.com at (617) 219-1489 or osnyder@ilptreit.com. Industrial Logistics Properties Trust 8 Supplemental Operating and Financial Data, December 31, 2018

RESEARCH COVERAGE Equity Research Coverage B. Riley FBR RBC Capital Markets Bryan Maher Michael Carroll (646) 885-5423 (440) 715-2649 RESEARCH COVERAGE bmaher@brileyfbr.com michael.carroll@rbccm.com Bank of America / Merrill Lynch UBS Equities James Feldman Frank Lee (646) 855-5808 (415) 352-5679 james.feldman@baml.com frank-a.lee@ubs.com JMP Securities Mitch Germain (212) 906-3546 mgermain@jmpsecurities.com ILPT is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding ILPT’s performance made by these analysts do not represent opinions, forecasts or predictions of ILPT or its management. ILPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts. Industrial Logistics Properties Trust 9 Supplemental Operating and Financial Data, December 31, 2018

FINANCIALS 5300 Centerpoint Parkway, Groveport, OH Square Feet: 581,342 Tenant: Avnet, Inc. 10

KEY FINANCIAL DATA

KEY FINANCIAL DATA

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Selected Balance Sheet Data:					
Total gross assets (1)	$ 1,627,902	$ 1,594,907	$ 1,544,931	$ 1,512,327	$ 1,486,297
Total assets	$ 1,534,611	$ 1,506,629	$ 1,461,350	$ 1,433,235	$ 1,411,683
Total liabilities	$ 506,338	$ 475,422	$ 427,033	$ 400,407	$ 849,475
Total shareholders' equity	$ 1,028,273	$ 1,031,207	$ 1,034,317	$ 1,032,828	$ 562,208
Selected Income Statement Data:					
Total revenues	$ 42,074	$ 40,431	$ 39,420	$ 40,605	$ 39,395
Net income	$ 18,288	$ 18,142	$ 18,726	$ 19,232	$ 15,269
NOI (2)	$ 33,486	$ 32,208	$ 32,014	$ 32,475	$ 32,031
Adjusted EBITDA (3)	$ 30,877	$ 29,618	$ 29,490	$ 30,018	$ 21,975
FFO (4)	$ 25,948	$ 25,294	$ 25,616	$ 26,105	$ 22,108
Normalized FFO (4)	$ 25,948	$ 25,294	$ 25,616	$ 26,105	$ 21,205
Per Common Share Data Post-IPO (5):					
Net income - basic and diluted	$ 0.28	$ 0.28	$ 0.29	$ 0.31	
FFO - basic and diluted (4)	$ 0.40	$ 0.39	$ 0.39	$ 0.42	
Normalized FFO - basic and diluted (4)	$ 0.40	$ 0.39	$ 0.39	$ 0.42	
Dividends:					
Annualized dividends paid per share	$ 1.32	$ 1.32	$ 1.32		
Annualized dividend yield (at end of period) (6)	6.7%	5.7%	5.9%		
Normalized FFO payout ratio (4)	82.5%	84.6%	84.6%		

(1) Total gross assets is total assets plus accumulated depreciation.
(2) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount.
(3) See page 23 for the calculation of Adjusted EBITDA and a reconciliation of net income determined in accordance with GAAP to that amount.
(4) See page 24 for the calculation of FFO and Normalized FFO and a reconciliation of net income determined in accordance with GAAP to those amounts.
(5) In connection with our formation in September 2017, SIR contributed to us substantially all of SIR's industrial and logistics properties located in Hawaii, totaling 226 buildings, leasable land parcels and easements, as well as 40 industrial and logistics buildings located in 24 other states (a combined 28,540,000 rentable square feet) and we issued a $750,000 demand note and 45,000,000 of our common shares to SIR. On January 17, 2018, we completed the IPO, in which we issued 20,000,000 of our common shares for net proceeds of $444,309 (after deducting the underwriting discounts and commissions and expenses). We used substantially all of the net proceeds from the IPO to reduce amounts outstanding under our revolving credit facility. On December 27, 2018, SIR distributed all 45,000,000 of our common shares that SIR owned to SIR's shareholders of record as of the close of business on December 20, 2018.
(6) Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of our common shares at the end of the period.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018

11

CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) December 31, 2018 2017 ASSETS Real estate properties: Land $ 670,501 $ 642,706 Buildings and improvements 791,895 700,896 1,462,396 1,343,602 Accumulated depreciation (93,291) (74,614) 1,369,105 1,268,988 Acquired real estate leases, net 75,803 79,103 Cash and cash equivalents 9,608 — Rents receivable, including straight line rents of $54,916 and $50,177, respectively, net of allowance for doubtful accounts of $1,457 and $1,241, respectively 56,940 51,672 Debt issuance costs, net 4,430 1,724 Deferred leasing costs, net 6,157 5,254 Due from related persons 1,390 — Other assets, net 11,178 4,942 Total assets $ 1,534,611 $ 1,411,683 CONSOLIDATED BALANCE SHEETS CONSOLIDATED LIABILITIES AND SHAREHOLDERS' EQUITY Revolving credit facility $ 413,000 $ 750,000 Mortgage note payable, net 49,195 49,427 Assumed real estate lease obligations, net 18,316 20,384 Accounts payable and other liabilities 12,040 11,082 Rents collected in advance 6,004 5,794 Security deposits 6,130 5,674 Due to related persons 1,653 7,114 Total liabilities 506,338 849,475 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $.01 par value: 100,000,000 shares authorized; 65,074,791 and 45,000,000 shares issued and outstanding, respectively 651 450 Additional paid in capital 998,447 546,489 Cumulative net income 89,657 15,269 Cumulative common distributions (60,482) — Total shareholders' equity 1,028,273 562,208 Total liabilities and shareholders' equity $ 1,534,611 $ 1,411,683 Industrial Logistics Properties Trust 12 Supplemental Operating and Financial Data, December 31, 2018

CONSOLIDATED STATEMENTS OF INCOME

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Revenues:				
Rental income	$ 35,841	$ 33,905	$ 139,311	$ 134,826
Tenant reimbursements and other income	6,233	5,490	23,219	21,680
Total revenues	42,074	39,395	162,530	156,506
Expenses:				
Real estate taxes	5,233	4,611	19,342	17,868
Other operating expenses	3,355	2,753	13,005	10,913
Depreciation and amortization	7,660	6,839	28,575	27,315
Acquisition and transaction related costs	—	100	—	1,025
General and administrative (1)	2,921	9,053	11,307	16,799
Total expenses	19,169	23,356	72,229	73,920
Interest income	66	—	200	—
Interest expense (including net amortization of debt issuance costs and premiums of $313, ($269), $1,244 and ($494), respectively)	(4,675)	(759)	(16,081)	(2,439)
Income before income tax expense	18,296	15,280	74,420	80,147
Income tax expense	(8)	(11)	(32)	(44)
Net income	$ 18,288	$ 15,269	$ 74,388	$ 80,103
Weighted average common shares outstanding - basic	65,029	45,000	64,139	45,000
Weighted average common shares outstanding - diluted	65,032	45,000	64,140	45,000
Net income per common share - basic and diluted	$ 0.28	$ 0.34	$ 1.16	$ 1.78
Additional Data:				
General and administrative expenses (1) / total assets (at end of period)	0.2%	0.6%	0.7%	1.2%
Non-cash straight line rent adjustments included in rental income (2)	$ 1,379	$ 1,341	$ 4,739	$ 5,762
Lease value amortization included in rental income (2)	$ 106	$ 101	$ 401	$ 390
Lease termination fees included in rental income (2)	$ —	$ 168	$ —	$ 168

(1) General and administrative expenses include business management incentive fee expense of $6,657 and $7,660 for the three months and year ended December 31, 2017, respectively, which were allocated to us by SIR for the period during which we were SIR's wholly owned subsidiary.

(2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018
13

CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars in thousands) Year Ended December 31, 2018 2017 CASH FLOWS FROM OPERATING ACTIVITIES: Net income $ 74,388 $ 80,103 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 18,781 17,738 Net amortization of debt issuance costs and premiums 1,244 (494) Amortization of acquired real estate leases and assumed real estate lease obligations 8,592 8,434 Amortization of deferred leasing costs 820 771 Provision for losses on rents receivable 1,198 704 Straight line rental income (4,739) (5,762) Other non-cash expenses 927 — Change in assets and liabilities: Rents receivable (1,727) 436 Deferred leasing costs (1,745) (693) Due from related persons (1,390) — Other assets 3,591 (4,431) Accounts payable and other liabilities 1,618 245 Rents collected in advance 210 (743) CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONSOLIDATED Security deposits 456 33 Due to related persons (5,461) 7,114 Net cash provided by operating activities 96,763 103,455 CASH FLOWS FROM INVESTING ACTIVITIES: Real estate acquisitions (121,891) (281) Real estate improvements (5,004) (6,026) Investment in Affiliates Insurance Company (8,632) — Net cash used in investing activities (135,527) (6,307) Industrial Logistics Properties Trust 14 Supplemental Operating and Financial Data, December 31, 2018

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (dollars in thousands) Year Ended December 31, 2018 2017 CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from issuance of common shares, net 444,309 — Borrowings under revolving credit facility 193,000 750,000 Repayments of revolving credit facility (530,000) — Repayment of mortgage notes payable — (14,344) Repayment of SIR note — (750,000) Payment of debt issuance costs (5,378) (1,724) Distributions to common shareholders (60,482) — Repurchase of common shares (52) — Contributions (1) 16,162 72,807 Distributions (1) (9,187) (153,887) Net cash provided by (used in) financing activities 48,372 (97,148) Increase in cash and cash equivalents 9,608 — Cash and cash equivalents at beginning of period — — Cash and cash equivalents at end of period $ 9,608 $ — SUPPLEMENTAL DISCLOSURES: Interest paid $ 14,749 $ 2,752 NON-CASH FINANCING ACTIVITIES: CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) STATEMENTS CONSOLIDATED Distribution to SIR of ownership interest $ — $ (1,304,043) Issuance of SIR note $ — $ 750,000 Issuance of common shares $ — $ 554,043 (1) Relates to transactions that occurred prior to the IPO. Industrial Logistics Properties Trust 15 Supplemental Operating and Financial Data, December 31, 2018

DEBT SUMMARY (dollars in thousands) Coupon Interest Principal Maturity Due at Years to Rate (1) Rate (2) Balance (3) Date Maturity Maturity DEBT SUMMARY As of December 31, 2018: Unsecured Floating Rate Debt: Revolving credit facility (4) 3.810% 3.810% $ 413,000 12/29/2021 $ 413,000 3.0 Secured Fixed Rate Debt: (5) One property in Chester, VA 3.990% 3.480% 48,750 11/1/2020 48,750 1.8 Total / weighted average debt 3.829% 3.775% $ 461,750 $ 461,750 2.9 (1) Reflects the interest rate stated in, or determined pursuant to, the contract terms. (2) Includes the effect of mark to market accounting for our mortgage note. Excludes upfront transaction costs. (3) Principal balance excludes unamortized premiums related to these debts. Total debt outstanding as of December 31, 2018, plus unamortized premiums totaling $445, was $462,195. (4) We have a $750,000 revolving credit facility which has a maturity date of December 29, 2021, interest payable on borrowings of LIBOR plus a premium and a commitment fee of 15 basis points per annum as of December 31, 2018. The interest rate premium is subject to adjustment based on changes to our leverage ratio and the commitment fee is subject to adjustment based on the unused portion of our revolving credit facility. We have the option to extend the maturity date of our revolving credit facility for two, six month periods, subject to payment of extension fees and satisfaction of other conditions. Principal balance represents the amount outstanding under our revolving credit facility at December 31, 2018. Interest rate is as of December 31, 2018 and excludes the 15 basis points commitment fee. The maximum borrowing availability under our revolving credit facility may be increased to up to $1,500,000 in certain circumstances. (5) On January 29, 2019, we obtained a $650,000 mortgage loan secured by 186 of our properties (178 land parcels and eight buildings) containing approximately 9.6 million square feet located on the island of Oahu, Hawaii. The non-amortizing loan matures on February 7, 2029, and requires monthly interest payments at a fixed rate of 4.31% per annum. We used the proceeds from this loan to repay outstanding borrowings under our $750,000 unsecured revolving credit facility and to fund acquisitions. Industrial Logistics Properties Trust 16 Supplemental Operating and Financial Data, December 31, 2018

DEBT MATURITY SCHEDULE (dollars in thousands) Scheduled Principal Payments as of December 31, 2018 Unsecured Secured Floating Fixed Year Rate Debt Rate Debt Total (2) 2020 $ — $ 48,750 $ 48,750 2021 413,000 (1) — 413,000 Total (3) $ 413,000 $ 48,750 $ 461,750 DEBT MATURITY SCHEDULE DEBT MATURITY Percent 89.4% 10.6% 100.0% (1) Represents the amount outstanding under our $750,000 revolving credit facility at December 31, 2018. We have a $750,000 revolving credit facility which has a maturity date of December 29, 2021, interest payable on borrowings of LIBOR plus a premium and a commitment fee of 15 basis points per annum as of December 31, 2018. The interest rate premium is subject to adjustment based on changes to our leverage ratio and the commitment fee is subject to adjustment based on the unused portion of our revolving credit facility. We have the option to extend the maturity date of our revolving credit facility for two, six month periods, subject to payment of extension fees and satisfaction of other conditions. (2) Total debt outstanding as of December 31, 2018, plus unamortized premiums totaling $445, was $462,195. (3) On January 29, 2019, we obtained a $650,000 mortgage loan secured by 186 of our properties (178 land parcels and eight buildings) containing approximately 9.6 million square feet located on the island of Oahu, Hawaii. The non-amortizing loan matures on February 7, 2029, and requires monthly interest payments at a fixed rate of 4.31% per annum. We used the proceeds from this loan to repay outstanding borrowings under our $750,000 unsecured revolving credit facility and to fund acquisitions. Industrial Logistics Properties Trust 17 Supplemental Operating and Financial Data, December 31, 2018

(1) LEVERAGE RATIOS AND COVERAGE RATIOS (1) (dollars in thousands) As of and For the Three Months Ended 12/31/2018 9/30/2018 6/30/2018 3/31/2018 (2) Leverage Ratios Post-IPO: Total debt (3) / total gross assets (4) 28.4% 26.9% 24.8% 23.2% Total debt (3) / gross book value of real estate assets (5) 29.3% 27.7% 25.7% 24.2% Total debt (3) / total market capitalization (6) 26.5% 22.3% 20.9% 21.0% Secured debt (3) / total assets 3.2% 3.2% 3.3% 3.4% Variable rate debt (3) / total debt (3) 89.4% 88.6% 87.3% 86.1% Coverage Ratios Post-IPO: Total debt (3) / annualized Adjusted EBITDA (7) 3.7x 3.6x 3.3x 2.9x Adjusted EBITDA (7) / interest expense 6.6x 7.3x 8.3x 7.9x LEVERAGE RATIOS AND COVERAGE RATIOS AND COVERAGE RATIOS LEVERAGE RATIOS (1) On January 29, 2019, we obtained a $650,000 mortgage loan secured by 186 of our properties (178 land parcels and eight buildings) containing approximately 9.6 million square feet located on the island of Oahu, Hawaii. The ratios presented in the table are not adjusted for this mortgage loan that we obtained after December 31, 2018. (2) In connection with our formation in September 2017, SIR contributed to us substantially all of SIR's industrial and logistics properties located in Hawaii, totaling 226 buildings, leasable land parcels and easements, as well as 40 industrial and logistics buildings located in 24 other states (a combined 28,540,000 rentable square feet) and we issued a $750,000 demand note and 45,000,000 of our common shares to SIR. On January 17, 2018, we completed the IPO, in which we issued 20,000,000 of our common shares for net proceeds of $444,309 (after deducting the underwriting discounts and commissions and expenses). We used substantially all of the net proceeds from the IPO to reduce amounts outstanding under our revolving credit facility. On December 27, 2018, SIR distributed all 45,000,000 of our common shares that SIR owned to SIR's shareholders of record as of the close of business on December 20, 2018. (3) Debt amounts represent the principal balance as of the date reported. (4) Total gross assets is total assets plus accumulated depreciation. (5) Gross book value of real estate assets is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. (6) Total market capitalization is total debt plus the market value of our common shares at the end of the period. (7) See page 23 for the calculation of Adjusted EBITDA and for a reconciliation of net income determined in accordance with GAAP to that amount. Industrial Logistics Properties Trust 18 Supplemental Operating and Financial Data, December 31, 2018

CAPITAL EXPENDITURES SUMMARY

CAPITAL EXPENDITURES SUMMARY

(dollars in thousands)

	For the Three Months Ended				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Tenant improvements [(1)]	$ 1,362	$ —	$ —	$ 69	$ 384
Leasing costs [(2)]	1,206	188	324	5	80
Building improvements [(3)]	827	657	211	90	228
Recurring capital expenditures	3,395	845	535	164	692
Development, redevelopment and other activities [(4)]	584	110	78	378	634
Total capital expenditures	$ 3,979	$ 955	$ 613	$ 542	$ 1,326

(1) Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space.
(2) Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements.
(3) Building improvements generally include (i) expenditures to replace obsolete building components and (ii) expenditures that extend the useful life of existing assets.
(4) Development, redevelopment and other activities generally include (i) capital expenditures that are identified at the time of a property acquisition and incurred within a short time period after acquiring the property and (ii) capital expenditure projects that reposition a property or result in new sources of revenues.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018
19

PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE 1/1/18

PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE 1/1/18

(dollars and sq. ft. in thousands, except per sq. ft. data)

Acquisitions [(1)]:

Date Acquired	Location	Number of Properties	Sq. Ft.	Purchase Price [(2)]	Purchase Price [(2)] / Sq. Ft.	Cap Rate [(3)]	Weighted Average Remaining Lease Term in Years [(4)]	Percent Leased [(5)]	Major Tenant
June 2018	Doral, FL	1	240	$ 43,075	$ 179	5.1%	10.0	100%	Hellmann Worldwide Logistics, Inc.
September 2018	Carlisle, PA	1	205	20,000	98	5.0%	6.5	100%	TAP Worldwide, LLC
September 2018	Upper Marlboro, MD	1	221	29,250	132	5.1%	12.3	100%	LZB Manufacturing, Inc.
October 2018	Maple Grove, MN	1	319	27,700	87	5.7%	6.3	100%	Bunzl Minneapolis, LLC
February 2019	2 states	7	3,708	249,500	67	6.1%	3.8	100%	Various
Total / Weighted Average		11	4,693	$ 369,525	$ 79	5.8%	5.3	100%	

(1) On October 10, 2018, we acquired a land parcel adjacent to a property we own located in Ankeny, IA for a purchase price of $450, excluding acquisition related costs. This land parcel will be used for a 194 square foot expansion for the existing tenant at such property.
(2) Represents the gross purchase price, including assumed mortgage debt, if any, and excluding acquisition related costs and purchase price allocations.
(3) Represents the ratio of (x) annual straight line rental income, excluding the impact of above and below market lease amortization, based on existing leases as of the date of acquisition, less estimated annual property operating expenses as of the date of acquisition, excluding depreciation and amortization expense, to (y) the acquisition purchase price, including the principal amount of any assumed debt and excluding acquisition related costs.
(4) Average remaining lease term in years is weighted based on rental revenues as of the date acquired.
(5) Percent leased is as of the date acquired.

Dispositions:

We have not disposed of any properties since January 1, 2018.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018
20

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI) AND CASH BASIS NOI

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI) AND CASH BASIS NOI (1)

(dollars in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Calculation of NOI and Cash Basis NOI:							
Rental income	$ 35,841	$ 34,781	$ 33,880	$ 34,809	$ 33,905	$ 139,311	$ 134,826
Tenant reimbursements and other income	6,233	5,650	5,540	5,796	5,490	23,219	21,680
Real estate taxes	(5,233)	(4,942)	(4,582)	(4,585)	(4,611)	(19,342)	(17,868)
Other operating expenses	(3,355)	(3,281)	(2,824)	(3,545)	(2,753)	(13,005)	(10,913)
NOI	33,486	32,208	32,014	32,475	32,031	130,183	127,725
Non-cash straight line rent adjustments included in rental income (2)	(1,379)	(1,128)	(1,038)	(1,194)	(1,341)	(4,739)	(5,762)
Lease value amortization included in rental income (2)	(106)	(92)	(101)	(102)	(101)	(401)	(390)
Lease termination fees included in rental income (2)	—	—	—	—	(168)	—	(168)
Non-cash amortization included in other operating expenses (3)	—	—	—	—	(139)	—	(553)
Cash Basis NOI	$ 32,001	$ 30,988	$ 30,875	$ 31,179	$ 30,282	$ 125,043	$ 120,852
Reconciliation of Net Income to NOI and Cash Basis NOI:							
Net income	$ 18,288	$ 18,142	$ 18,726	$ 19,232	$ 15,269	$ 74,388	$ 80,103
Income tax expense	8	9	8	7	11	32	44
Income before income tax expense	18,296	18,151	18,734	19,239	15,280	74,420	80,147
Interest expense	4,675	4,052	3,552	3,802	759	16,081	2,439
Interest income	(66)	(71)	(50)	(13)	—	(200)	—
General and administrative	2,921	2,924	2,888	2,574	9,053	11,307	16,799
Acquisition and transaction related costs	—	—	—	—	100	—	1,025
Depreciation and amortization	7,660	7,152	6,890	6,873	6,839	28,575	27,315
NOI	33,486	32,208	32,014	32,475	32,031	130,183	127,725
Non-cash straight line rent adjustments included in rental income (2)	(1,379)	(1,128)	(1,038)	(1,194)	(1,341)	(4,739)	(5,762)
Lease value amortization included in rental income (2)	(106)	(92)	(101)	(102)	(101)	(401)	(390)
Lease termination fees included in rental income (2)	—	—	—	—	(168)	—	(168)
Non-cash amortization included in other operating expenses (3)	—	—	—	—	(139)	—	(553)
Cash Basis NOI	$ 32,001	$ 30,988	$ 30,875	$ 31,179	$ 30,282	$ 125,043	$ 120,852

(1) See Definitions of Certain Non-GAAP Financial Measures on page 25 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(3) Amounts represent the portion of SIR's non-cash amortization included in other operating expenses allocated to us for the period during which we were SIR's wholly owned subsidiary.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018
21

RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY CASH BASIS NOI

RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY CASH BASIS NOI [1]

(dollars in thousands)

	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Reconciliation of NOI to Same Property NOI [2][3]:				
Rental income	$ 35,841	$ 33,905	$ 139,311	$ 134,826
Tenant reimbursements and other income	6,233	5,490	23,219	21,680
Real estate taxes	(5,233)	(4,611)	(19,342)	(17,868)
Other operating expenses	(3,355)	(2,753)	(13,005)	(10,913)
NOI	33,486	32,031	130,183	127,725
Less:				
NOI of properties not included in same property results	(1,527)	—	(2,130)	—
Same property NOI	$ 31,959	$ 32,031	$ 128,053	$ 127,725
Calculation of Same Property Cash Basis NOI [2][3]:				
Same property NOI	$ 31,959	$ 32,031	$ 128,053	$ 127,725
Less:				
Non-cash straight line rent adjustments included in rental income [4]	(1,196)	(1,341)	(4,477)	(5,762)
Lease value amortization included in rental income [4]	(105)	(101)	(400)	(390)
Lease termination fees included in rental income [4]	—	(168)	—	(168)
Non-cash amortization included in other operating expenses [5]	—	(139)	—	(553)
Same property Cash Basis NOI	$ 30,658	$ 30,282	$ 123,176	$ 120,852

(1) See Definitions of Certain Non-GAAP Financial Measures on page 25 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) For the three months ended December 31, 2018, same property NOI and Cash Basis NOI are based on properties that we owned as of December 31, 2018 and that we owned (including for the period SIR owned our properties prior to the IPO) continuously since October 1, 2017.

(3) For the year ended December 31, 2018, same property NOI and Cash Basis NOI are based on properties that we owned as of December 31, 2018 and that we owned (including for the period SIR owned our properties prior to the IPO) continuously since January 1, 2017.

(4) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(5) The amounts for the three months and year ended December 31, 2017, respectively, represent the portion of SIR's non-cash amortization included in other operating expenses allocated to us for the period during which we were SIR's wholly owned subsidiary.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018

22

CALCULATION OF EBITDA AND ADJUSTED EBITDA

CALCULATION OF EBITDA AND ADJUSTED EBITDA [1]

(dollars in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Net income	$ 18,288	$ 18,142	$ 18,726	$ 19,232	$ 15,269	$ 74,388	$ 80,103
Plus: interest expense	4,675	4,052	3,552	3,802	759	16,081	2,439
Plus: income tax expense	8	9	8	7	11	32	44
Plus: depreciation and amortization	7,660	7,152	6,890	6,873	6,839	28,575	27,315
EBITDA	30,631	29,355	29,176	29,914	22,878	119,076	109,901
Plus: acquisition and transaction related costs	—	—	—	—	100	—	1,025
Plus: general and administrative expense paid in common shares [2]	246	263	314	104	—	927	—
Plus: estimated business management incentive fees [3]	—	—	—	—	(1,003)	—	—
Adjusted EBITDA [4]	$ 30,877	$ 29,618	$ 29,490	$ 30,018	$ 21,975	$ 120,003	$ 110,926

(1) See Definitions of Certain Non-GAAP Financial Measures on page 25 for the definitions of EBITDA and Adjusted EBITDA and a description of why we believe they are appropriate supplemental measures.
(2) Amounts represent equity based compensation to our trustees, our officers and certain other employees of RMR LLC.
(3) Incentive fees under our and SIR's business management agreements with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined in the respective agreements, and are included in general and administrative expense in our consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include such expense in the calculation of Adjusted EBITDA until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined.
(4) Adjusted EBITDA for both the three months and year ended December 31, 2017 include $7,660, which represents the portion of SIR's business management incentive fee allocated to us, and was paid by SIR and not us. Excluding business management incentive fee expense, Adjusted EBITDA would have been $29,635 and $118,586 for the three months and year ended December 31, 2017, respectively.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018
23

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO (1)

(dollars and shares in thousands, except per share data)

	For the Three Months Ended					For the Year Ended	
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Net income	$ 18,288	$ 18,142	$ 18,726	$ 19,232	$ 15,269	$ 74,388	$ 80,103
Plus: depreciation and amortization	7,660	7,152	6,890	6,873	6,839	28,575	27,315
FFO	25,948	25,294	25,616	26,105	22,108	102,963	107,418
Plus: acquisition and transaction related costs	—	—	—	—	100	—	1,025
Plus: estimated business management incentive fees (2)	—	—	—	—	(1,003)	—	—
Normalized FFO (3)	$ 25,948	$ 25,294	$ 25,616	$ 26,105	$ 21,205	$ 102,963	$ 108,443
Share and Per Share Data Post-IPO (4):							
Weighted average common shares outstanding - basic	65,029	65,022	65,011	61,445		64,139	
Weighted average common shares outstanding - diluted	65,032	65,022	65,011	61,445		64,140	
Net income per common share - basic and diluted	$ 0.28	$ 0.28	$ 0.29	$ 0.31		$ 1.16	
FFO per common share - basic and diluted	$ 0.40	$ 0.39	$ 0.39	$ 0.42		$ 1.61	
Normalized FFO per common share - basic and diluted	$ 0.40	$ 0.39	$ 0.39	$ 0.42		$ 1.61	

(1) See Definitions of Certain Non-GAAP Financial Measures on page 25 for the definitions of FFO and Normalized FFO, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) Incentive fees under our and SIR's business management agreements with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined in the respective agreements, and are included in general and administrative expenses in our consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include such expense in the calculation of Normalized FFO until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined.

(3) Normalized FFO for both the three months and year ended December 31, 2017 include $7,660, which represents the portion of SIR's business management incentive fee allocated to us, and which was paid by SIR and not us for the period during which we were SIR's wholly owned subsidiary. Excluding business management incentive fee expense, Normalized FFO would have been $28,865 and $116,103 for the three months and year ended December 31, 2017, respectively.

(4) In connection with our formation in September 2017, SIR contributed to us substantially all of SIR's industrial and logistics properties located in Hawaii, totaling 226 buildings, leasable land parcels and easements, as well as 40 industrial and logistics buildings located in 24 other states (a combined 28,540,000 rentable square feet) and we issued a $750,000 demand note and 45,000 of our common shares to SIR. On January 17, 2018, we completed the IPO, in which we issued 20,000 of our common shares for net proceeds of $444,309 (after deducting the underwriting discounts and commissions and expenses). We used substantially all of the net proceeds from the IPO to reduce amounts outstanding under our revolving credit facility. On December 27, 2018, SIR distributed all 45,000 of our common shares that SIR owned to SIR's shareholders of record as of the close of business on December 20, 2018.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018

24

DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES NOI and Cash Basis NOI: The calculations of NOI and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on pages 21 and 22. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. We consider NOI and Cash Basis NOI to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of our properties. We use NOI and Cash Basis NOI to evaluate individual and company wide property level performance, and we believe that NOI and Cash Basis NOI provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are generated and incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. NOI and Cash Basis NOI do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income as presented in our consolidated statements of income. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. EBITDA and Adjusted EBITDA: We calculate EBITDA and Adjusted EBITDA as shown on page 23. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our operating performance, along with net income. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income as indicators of operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income as presented in our consolidated statements of income. Other real estate companies and REITs may calculate EBITDA and Adjusted EBITDA differently than we do. FFO and Normalized FFO: We calculate FFO and Normalized FFO as shown on page 24. FFO is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income, calculated in accordance with GAAP, plus real estate depreciation and amortization, as well as certain other adjustments currently not applicable to us. Our calculation of Normalized FFO differs from Nareit’s definition of FFO because we include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year, and we exclude acquisition and transaction related costs expensed under GAAP. We consider FFO and Normalized FFO to be appropriate supplemental measures of operating performance for a REIT, along with net income. We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to qualify for taxation as a REIT, limitations in our credit agreement, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income as presented in our consolidated statements of income. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do. DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES FINANCIAL NON-GAAP DEFINITIONS OF CERTAIN Industrial Logistics Properties Trust 25 Supplemental Operating and Financial Data, December 31, 2018

PORTFOLIO INFORMATION 5 Logistics Drive, Carlisle, PA Square Feet: 205,090 Tenant: TAP Worldwide, LLC 26

PORTFOLIO SUMMARY BY PROPERTY TYPE (dollars and sq. ft. in thousands) As of and For the Three Months Ended December 31, 2018 Mainland Hawaii Key Statistic Properties Properties Total Leasable properties 44 226 (1) 270 Percent of total 16.3% 83.7% 100.0% Total square feet 12,701 16,834 29,535 Percent of total 43.0% 57.0% 100.0% Leased square feet 12,701 16,620 29,321 Percent leased 100.0% 98.7% 99.3% Total revenues $ 17,694 $ 24,380 $ 42,074 Percent of total 42.1% 57.9% 100.0% NOI (2) $ 15,050 $ 18,436 $ 33,486 PORTFOLIO SUMMARY BY PROPERTY TYPE PROPERTY BY PORTFOLIO SUMMARY Percent of total 44.9% 55.1% 100.0% Cash Basis NOI (2) $ 14,475 $ 17,526 $ 32,001 Percent of total 45.2% 54.8% 100.0% (1) Includes buildings, leasable land parcels and easements which are primarily industrial lands located in Hawaii. (2) See page 21 for the calculation of NOI and Cash Basis NOI and a reconciliation of net income determined in accordance with GAAP to those amounts. Industrial Logistics Properties Trust 27 Supplemental Operating and Financial Data, December 31, 2018

SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE

SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Year Ended (2)	
	12/31/2018	12/31/2017	12/31/2018	12/31/2017
Leasable Properties:				
Mainland Properties	40	40	40	40
Hawaii Properties	226	226	226	226
Total	266	266	266	266
Square Feet (3):				
Mainland Properties	11,716	11,706	11,716	11,706
Hawaii Properties	16,834	16,834	16,834	16,834
Total	28,550	28,540	28,550	28,540
Percent Leased (4):				
Mainland Properties	100.0 %	100.0%	100.0 %	100.0%
Hawaii Properties	98.7 %	99.9%	98.7 %	99.9%
Total	99.2 %	99.9%	99.2 %	99.9%
Total Revenues:				
Mainland Properties	$ 15,774	$ 15,589	$ 62,921	$ 62,334
Hawaii Properties	24,380	23,806	97,060	94,172
Total	$ 40,154	$ 39,395	$ 159,981	$ 156,506

(1) Consists of properties that we owned (including for the period SIR owned our properties prior to the IPO) continuously since October 1, 2017.
(2) Consists of properties that we owned (including for the period SIR owned our properties prior to the IPO) continuously since January 1, 2017.
(3) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases.
(4) Includes (i) space being fitted out for occupancy pursuant to existing leases, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018
28

SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE (CONTINUED) (dollars in thousands) As of and For the Three Months Ended (1) As of and For the Year Ended (2) 12/31/2018 12/31/2017 12/31/2018 12/31/2017 NOI (3): Mainland Properties $ 13,524 $ 13,636 $ 54,530 $ 54,570 Hawaii Properties 18,435 18,395 73,523 73,155 Total $ 31,959 $ 32,031 $ 128,053 $ 127,725 Cash Basis NOI (3): Mainland Properties $ 13,132 $ 13,037 $ 52,728 $ 51,783 Hawaii Properties 17,526 17,245 70,448 69,069 Total $ 30,658 $ 30,282 $ 123,176 $ 120,852 NOI % Change: Mainland Properties -0.8% -0.1% Hawaii Properties 0.2% 0.5% Total -0.2% 0.3% Cash Basis NOI % Change: Mainland Properties 0.7% 1.8% Hawaii Properties 1.6% 2.0% Total 1.2% 1.9% (1) Consists of properties that we owned (including for the period SIR owned our properties prior to the IPO) continuously since October 1, 2017. (2) Consists of properties that we owned (including for the period SIR owned our properties prior to the IPO) continuously since January 1, 2017. (3) See page 21 for the calculation of NOI and Cash Basis NOI and a reconciliation of net income determined in accordance with GAAP to those amounts, and see page 22 for the calculation and a reconciliation of same property NOI and same property Cash Basis NOI. Industrial Logistics Properties Trust SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE (CONTINUED) PROPERTY BY OF OPERATIONS RESULTS SAME PROPERTY 29 Supplemental Operating and Financial Data, December 31, 2018

LEASING SUMMARY

LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Leasable buildings (1)	270	269	267	266	266
Total sq. ft. (2)	29,535	29,216	28,780	28,540	28,540
Square feet leased	29,321	29,002	28,516	28,534	28,533
Percentage leased	99.3%	99.3%	99.1%	99.9%	99.9%
Leasing Activity (Sq. Ft.):					
New leases	194 (3)	120	55	1	60
Renewals	1,598	204	163	295	108
Rent resets	80	516	34	—	200
Total	1,872	840	252	296	368
% Change in GAAP Rent (4):					
New leases	71.9%	-15.3%	46.7%	19.6%	17.8%
Renewals	17.8%	26.6%	25.5%	46.3%	8.9%
Rent resets	18.2%	20.3%	18.0%	—%	38.6%
Weighted average (by square feet)	23.7%	17.7%	31.3%	45.9%	30.6%
Leasing Costs and Concession Commitments (5):					
New leases	$ 957	$ 321	$ 484	$ 33	$ 148
Renewals	651	77	56	35	8
Total	$ 1,608	$ 398	$ 540	$ 68	$ 156
Leasing Costs and Concession Commitments per Sq. Ft. (6):					
New leases	$ 4.93	$ 2.68	$ 8.80	$ 33.00	$ 2.47
Renewals	$ 0.41	$ 0.38	$ 0.34	$ 0.12	$ 0.07
Total	$ 0.90	$ 1.23	$ 2.48	$ 0.23	$ 0.93
Weighted Average Lease Term by Sq. Ft. (Years):					
New leases	15.0	4.4	21.1	7.0	3.6
Renewals	14.3	16.1	7.7	30.4	6.0
Total	14.4	11.8	11.1	30.3	5.1
Leasing Costs and Concession Commitments per Sq. Ft. per Year (5) (6):					
New leases	$ 0.33	$ 0.61	$ 0.42	$ 4.71	$ 0.69
Renewals	$ 0.03	$ 0.02	$ 0.04	$ 0.00	$ 0.01
Total	$ 0.06	$ 0.10	$ 0.22	$ 0.01	$ 0.18

(1) Includes 226 buildings, leasable land parcels and easements with approximately 16,834 square feet which are primarily industrial lands located in Hawaii.
(2) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases.
(3) Includes a 194 square foot expansion to be constructed prior to the commencement of the lease.
(4) Percent change in prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization. References in this report to "same space" represent same land area and building area (with leasing rates for vacant space based upon the most recent rental rate for the same space).
(5) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(6) Amounts are per square foot per year for the weighted average lease term by leased square feet.

The above leasing summary is based on leases entered into during the periods indicated.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018

30

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE (sq. ft. in thousands) Total Sq. Ft. (1) Sq. Ft. Leases Executed During As of the Three Months Ended 12/31/2018 Property Type 12/31/2018 New (2) Renewals Total Mainland Properties 12,701 — 513 513 Hawaii Properties 16,834 — 1,085 1,085 Total 29,535 — 1,598 1,598 Sq. Ft. Leased As of 9/30/2018 Acquisitions / As of 12/31/2018 Property Type 9/30/2018 % Leased (3) (Sales) 12/31/2018 (2) % Leased Mainland Properties 12,382 100.0% 319 12,701 100.0% Hawaii Properties 16,620 98.7% — 16,620 98.7% Total 29,002 99.3% 319 29,321 99.3% OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE PROPERTY BY ANALYSIS AND LEASING OCCUPANCY (1) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases. (2) Square footage excludes a 194 square foot expansion to be constructed prior to the commencement of the lease. (3) Excludes effects of space re-measurements during the period, if any. Percent leased includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. Industrial Logistics Properties Trust 31 Supplemental Operating and Financial Data, December 31, 2018

TENANT CREDIT CHARACTERISTICS As of December 31, 2018 % of Annualized Rental Revenues (1) Mainland Tenant Credit Characteristics Properties Consolidated Investment grade rated 39.7% 23.4% Subsidiaries of investment grade rated parent entities 8.9% 4.2% Other leased Hawaii lands —% 45.9% Subtotal investment grade rated, subsidiaries of 48.6% 73.5% investment grade rated parent entities and other leased Hawaii lands Other unrated or non-investment grade 51.4% 26.5% 100.0% 100.0% Mainland Properties Consolidated Properties TENANT CREDIT CHARACTERISTICS % of Annualized Rental Revenues (1) % of Annualized Rental Revenues (1) Investment grade rated Investment grade rated 23.4% 26.5% Subsidiaries of investment grade Subsidiaries of 39.7% rated parent investment grade entities 51.4% rated parent 4.2% entities Other leased Hawaii lands Other unrated or 8.9% non-investment grade Other unrated or 45.9% non-investment grade (1) We define annualized rental revenues as the annualized contractual rents, as of December 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. Industrial Logistics Properties Trust 32 Supplemental Operating and Financial Data, December 31, 2018

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL REVENUES

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL REVENUES

As of December 31, 2018

(sq. ft. in thousands)

	Tenant	Property Type	Rented Sq. Ft. (1)	% of Total Rented Sq. Ft. (1)	% of Annualized Rental Revenues (2)
1	Amazon.com.dedc, LLC / Amazon.com.kydc LLC	Mainland Industrial	3,048	10.4%	9.5%
2	Restoration Hardware, Inc.	Mainland Industrial	1,195	4.1%	3.5%
3	Federal Express Corporation / FedEx Ground Package System, Inc.	Mainland Industrial	613	2.1%	3.1%
4	American Tire Distributors, Inc. (3)	Mainland Industrial	722	2.5%	3.0%
5	Par Hawaii Refining, LLC	Hawaii Land and Easement	3,148	10.7%	2.8%
6	Servco Pacific Inc.	Hawaii Land and Easement	537	1.8%	2.2%
7	Shurtech Brands, LLC	Mainland Industrial	645	2.2%	2.1%
8	BJ's Wholesale Club, Inc.	Mainland Industrial	634	2.2%	2.1%
9	Safeway Inc.	Hawaii Land and Easement	146	0.5%	2.0%
10	Exel Inc.	Mainland Industrial	945	3.2%	1.8%
11	Trex Company, Inc.	Mainland Industrial	646	2.2%	1.8%
12	Avnet, Inc.	Mainland Industrial	581	2.0%	1.7%
13	Manheim Remarketing, Inc.	Hawaii Land and Easement	338	1.2%	1.6%
14	Warehouse Rentals Inc.	Hawaii Land and Easement	278	0.9%	1.5%
15	Coca-Cola Bottling of Hawaii, LLC	Hawaii Land and Easement	351	1.2%	1.5%
16	A.L. Kilgo Company, Inc.	Hawaii Land and Easement	310	1.1%	1.4%
17	Hellmann Worldwide Logistics Inc.	Mainland Industrial	240	0.8%	1.4%
18	The Net-A-Porter Group LLC	Mainland Industrial	167	0.6%	1.3%
19	General Mills Operations, LLC	Mainland Industrial	158	0.5%	1.3%
20	Honolulu Warehouse Co., Ltd.	Hawaii Land and Easement	298	1.0%	1.3%
21	The Toro Company	Mainland Industrial	450 (4)	1.5%	1.1%
22	LZB Manufacturing, Inc.	Mainland Industrial	221	0.8%	1.1%
23	AES Hawaii, Inc.	Hawaii Land and Easement	1,242	4.2%	1.1%
24	Bradley Shopping Center Company	Hawaii Land and Easement	334	1.1%	1.0%
25	Kaiser Foundation Health Plan, Inc.	Hawaii Land and Easement	217	0.7%	1.0%
	Total		17,464	59.5%	52.2%

(1) Rented square feet is pursuant to existing leases as of December 31, 2018 and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of December 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(3) On December 19, 2018, American Tire Distributors, Inc., which occupies five of our Mainland Properties with a total of approximately 722 rentable square feet, had its Amended Joint Plan of Reorganization in Chapter 11 bankruptcy confirmed pursuant to which it assumed all of its leases with us. The tenant has paid its rental obligations through February 2019.

(4) Square footage excludes a 194 square foot expansion to be constructed prior to the commencement of the lease.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018
33

FIVE YEAR LEASE EXPIRATION AND RESET SCHEDULE BY PROPERTY TYPE

FIVE YEAR LEASE EXPIRATION AND RESET SCHEDULE BY PROPERTY TYPE

As of December 31, 2018

(dollars and sq. ft. in thousands)

	Total	2019	2020	2021	2022	2023	2024 and Thereafter
Mainland Properties Expirations:							
Total sq. ft. (1)	12,701						
Leased sq. ft. (1) (2)	12,701	33	394	625	399	1,307	9,943
Percent		0.3%	3.1%	4.9%	3.1%	10.3%	78.3%
Annualized rental revenues (3)	$ 70,127	$ 202	$ 1,358	$ 2,925	$ 3,233	$ 10,306	$ 52,103
Percent		0.3%	1.9%	4.2%	4.6%	14.7%	74.3%
Hawaii Properties Expirations:							
Total sq. ft.	16,834						
Leased sq. ft. (2)	16,620	478	346	534	2,452	306	12,504
Percent		2.9%	2.1%	3.2%	14.8%	1.8%	75.2%
Annualized rental revenues (3)	$ 97,043	$ 1,939	$ 2,364	$ 4,459	$ 18,615	$ 2,123	$ 67,543
Percent		2.0%	2.4%	4.6%	19.2%	2.2%	69.6%
Total Expirations:							
Total sq. ft. (1)	29,535						
Leased sq. ft. (1) (2)	29,321	511	740	1,159	2,851	1,613	22,447
Percent		1.7%	2.5%	4.0%	9.7%	5.5%	76.6%
Annualized rental revenues (3)	$ 167,170	$ 2,141	$ 3,722	$ 7,384	$ 21,848	$ 12,429	$ 119,646
Percent		1.3%	2.2%	4.4%	13.1%	7.4%	71.6%
Next Scheduled Rent Resets:							
Reset sq. ft.	5,033	1,823	359	377	508	475	1,491
Percent (4)		11.0%	2.2%	2.3%	3.1%	2.9%	9.0%
Annualized rental revenues (3)	$ 29,360	$ 5,910	$ 2,527	$ 2,471	$ 4,050	$ 2,842	$ 11,560
Percent (4)		6.1%	2.6%	2.5%	4.2%	2.9%	11.9%

(1) Square footage excludes a 194 square foot expansion to be constructed prior to the commencement of the lease.
(2) Leased square feet is pursuant to existing leases as of December 31, 2018, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied, or is being offered for sublease by tenants, if any.
(3) We define annualized rental revenues as the annualized contractual rents, as of December 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(4) Percent based on Hawaii Properties leased square feet and Hawaii Properties annualized rental revenues.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018

34

PORTFOLIO LEASE EXPIRATION SCHEDULE

PORTFOLIO LEASE EXPIRATION SCHEDULE

As of December 31, 2018

(dollars and sq. ft. in thousands)

Period / Year	Number of Tenants	Rented Square Feet Expiring (1)	% of Total Rented Square Feet Expiring (1)	Cumulative % of Total Rented Square Feet Expiring (1)	Annualized Rental Revenues Expiring (2)	% of Total Annualized Rental Revenues Expiring (2)	Cumulative % of Total Annualized Rental Revenues Expiring (2)
2019	14	511	1.7%	1.7%	$ 2,141	1.3%	1.3%
2020	17	740	2.5%	4.2%	3,722	2.2%	3.5%
2021	26	1,159	4.0%	8.2%	7,384	4.4%	7.9%
2022	63	2,851	9.7%	17.9%	21,848	13.1%	21.0%
2023	24	1,613	5.5%	23.4%	12,429	7.4%	28.4%
2024	13	4,751	16.2%	39.6%	15,809	9.5%	37.9%
2025	9	850	2.9%	42.5%	4,473	2.7%	40.6%
2026	3	637	2.2%	44.7%	3,477	2.1%	42.7%
2027	10	4,355 (3)	14.9%	59.6%	21,471	12.8%	55.5%
2028	20	2,674	9.1%	68.7%	18,015	10.8%	66.3%
Thereafter	75	9,180	31.3%	100.0%	56,401	33.7%	100.0%
Total	274	29,321	100.0%		$ 167,170	100.0%	
Weighted average remaining lease term (in years)		10.3			11.0		

(1) Rented square feet is pursuant to existing leases as of December 31, 2018, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of December 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(3) Rented square footage excludes a 194 square foot expansion to be constructed prior to the commencement of the lease.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018

35

EXHIBIT A Sand Island Industrial Land, Honolulu, HI 48 Buildings and Leasable Land Parcels Approximate Square Feet: 2,448,000 36

PROPERTY DETAIL

PROPERTY DETAIL

As of December 31, 2018

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues [1]	Undepreciated Carrying Value [2]	Depreciated Carrying Value [2]	Date Acquired [3]	Year Built or Most Recent Renovation
1	4501 Industrial Drive	Fort Smith	AR	1	Mainland Industrial	64	100.0%	$ 469	$ 4,385	$ 4,044	1/29/2015	2013
2	955 Aeroplaza Drive	Colorado Springs	CO	1	Mainland Industrial	125	100.0%	900	8,212	7,486	1/29/2015	2012
3/4	13400 East 39th Avenue and 3800 Wheeling Street	Denver	CO	2	Mainland Industrial	394	100.0%	1,358	16,101	14,803	1/29/2015	1996
5	150 Greenhorn Drive	Pueblo	CO	1	Mainland Industrial	54	100.0%	543	4,377	3,968	1/29/2015	2013
6	2 Tower Drive	Wallingford	CT	1	Mainland Industrial	62	100.0%	463	3,643	2,975	10/24/2006	1978
7	235 Great Pond Drive	Windsor	CT	1	Mainland Industrial	171	100.0%	1,383	11,869	10,350	7/20/2012	2004
8	10450 Doral Boulevard	Doral	FL	1	Mainland Industrial	240	100.0%	2,272	43,326	42,858	6/27/2018	2001
9	2100 NW 82nd Avenue	Miami	FL	1	Mainland Industrial	37	100.0%	264	1,895	1,146	3/19/1998	2013
10	1000 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	42	100.0%	428	2,252	2,252	12/5/2003	—
11	1001 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	338	100.0%	2,664	18,559	17,290	12/5/2003	—
12	1024 Kikowaena Place	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	312	1,818	1,818	12/5/2003	—
13	1024 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	26	100.0%	223	1,385	1,385	12/5/2003	—
14	1027 Kikowaena Place	Honolulu	HI	1	Hawaii Land and Easement	102	100.0%	794	5,444	5,444	12/5/2003	—
15	1030 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	122	100.0%	1,009	5,655	5,655	12/5/2003	—
16	1038 Kikowaena Place	Honolulu	HI	1	Hawaii Land and Easement	47	100.0%	361	2,576	2,576	12/5/2003	—
17	1045 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	15	100.0%	109	819	819	12/5/2003	—
18	1050 Kikowaena Place	Honolulu	HI	1	Hawaii Land and Easement	43	100.0%	329	2,277	1,949	12/5/2003	—
19	1052 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	30	100.0%	197	1,943	1,864	12/5/2003	—
20	1055 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	27	100.0%	206	1,216	1,216	12/5/2003	—
21	106 Puuhale Road	Honolulu	HI	1	Hawaii Building	14	100.0%	261	1,342	1,288	12/5/2003	1966
22	1062 Kikowaena Place	Honolulu	HI	1	Hawaii Land and Easement	31	100.0%	241	1,647	1,422	12/5/2003	—
23	1122 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	106	100.0%	791	5,781	5,781	12/5/2003	—
24	113 Puuhale Road	Honolulu	HI	1	Hawaii Land and Easement	77	100.0%	550	3,729	3,729	12/5/2003	—
25	1150 Kikowaena Place	Honolulu	HI	1	Hawaii Land and Easement	46	100.0%	531	2,445	2,445	12/5/2003	—
26	120 Mokauea Street	Honolulu	HI	1	Hawaii Building	31	100.0%	446	2,608	2,503	12/5/2003	1970
27	120 Sand Island Access Road	Honolulu	HI	1	Hawaii Building	71	100.0%	1,288	13,735	9,414	11/23/2004	2004
28	120B Mokauea Street	Honolulu	HI	1	Hawaii Building	35	100.0%	542	1,953	1,953	12/5/2003	1970
29	125 Puuhale Road	Honolulu	HI	1	Hawaii Land and Easement	31	100.0%	260	1,630	1,630	12/5/2003	—
30	125B Puuhale Road	Honolulu	HI	1	Hawaii Land and Easement	49	100.0%	349	2,815	2,815	12/5/2003	—
31	1330 Pali Highway	Honolulu	HI	1	Hawaii Land and Easement	20	100.0%	459	1,423	1,423	12/5/2003	—
32	1360 Pali Highway	Honolulu	HI	1	Hawaii Land and Easement	126	100.0%	2,853	9,331	9,228	12/5/2003	—
33	140 Puuhale Road	Honolulu	HI	1	Hawaii Land and Easement	22	100.0%	204	1,100	1,100	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of December 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018

37

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of December 31, 2018

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
34	142 Mokauea Street	Honolulu	HI	1	Hawaii Building	26	100.0%	405	3,637	3,278	12/5/2003	1972
35	148 Mokauea Street	Honolulu	HI	1	Hawaii Land and Easement	86	100.0%	729	3,476	3,476	12/5/2003	—
36	150 Puuhale Road	Honolulu	HI	1	Hawaii Land and Easement	123	100.0%	1,068	4,887	4,887	12/5/2003	—
37	151 Puuhale Road	Honolulu	HI	1	Hawaii Land and Easement	38	100.0%	343	1,956	1,956	12/5/2003	—
38	158 Sand Island Access Road	Honolulu	HI	1	Hawaii Land and Easement	101	100.0%	747	2,488	2,488	12/5/2003	—
39	165 Sand Island Access Road	Honolulu	HI	1	Hawaii Land and Easement	16	100.0%	118	758	758	12/5/2003	—
40	179 Sand Island Access Road	Honolulu	HI	1	Hawaii Land and Easement	62	100.0%	640	2,480	2,480	12/5/2003	—
41	180 Sand Island Access Road	Honolulu	HI	1	Hawaii Land and Easement	67	100.0%	563	1,655	1,655	12/5/2003	—
42	1926 Auiki Street	Honolulu	HI	1	Hawaii Building	42	100.0%	620	4,436	3,970	12/5/2003	1959
43	1931 Kahai Street	Honolulu	HI	1	Hawaii Land and Easement	96	100.0%	944	3,779	3,779	12/5/2003	—
44	197 Sand Island Access Road	Honolulu	HI	1	Hawaii Land and Easement	31	100.0%	301	1,238	1,238	12/5/2003	—
45	2001 Kahai Street	Honolulu	HI	1	Hawaii Land and Easement	27	100.0%	249	1,091	1,091	12/5/2003	—
46	2019 Kahai Street	Honolulu	HI	1	Hawaii Land and Easement	27	100.0%	263	1,377	1,377	12/5/2003	—
47	2020 Auiki Street	Honolulu	HI	1	Hawaii Land and Easement	47	100.0%	418	2,385	2,385	12/5/2003	—
48	204 Sand Island Access Road	Honolulu	HI	1	Hawaii Land and Easement	33	100.0%	260	1,689	1,689	12/5/2003	—
49	207 Puuhale Road	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	460	2,024	2,024	12/5/2003	—
50	2103 Kaliawa Street	Honolulu	HI	1	Hawaii Land and Easement	79	100.0%	688	3,212	3,212	12/5/2003	—
51	2106 Kaliawa Street	Honolulu	HI	1	Hawaii Land and Easement	31	100.0%	275	1,737	1,671	12/5/2003	—
52	2110 Auiki Street	Honolulu	HI	1	Hawaii Land and Easement	20	100.0%	260	837	837	12/5/2003	—
53	212 Mohonua Place	Honolulu	HI	1	Hawaii Land and Easement	46	100.0%	382	1,067	1,067	12/5/2003	—
54	2122 Kaliawa Street	Honolulu	HI	1	Hawaii Land and Easement	33	100.0%	327	1,365	1,365	12/5/2003	—
55	2127 Auiki Street	Honolulu	HI	1	Hawaii Land and Easement	57	100.0%	533	3,003	2,978	12/5/2003	—
56	2135 Auiki Street	Honolulu	HI	1	Hawaii Land and Easement	33	100.0%	259	825	825	12/5/2003	—
57	2139 Kaliawa Street	Honolulu	HI	1	Hawaii Land and Easement	22	100.0%	196	885	885	12/5/2003	—
58	214 Sand Island Access Road	Honolulu	HI	1	Hawaii Building	22	100.0%	431	2,349	2,306	12/5/2003	1981
59	2140 Kaliawa Street	Honolulu	HI	1	Hawaii Land and Easement	19	100.0%	150	931	931	12/5/2003	—
60	2144 Auiki Street	Honolulu	HI	1	Hawaii Building	54	98.3%	1,279	9,728	7,660	12/5/2003	1953
61	215 Puuhale Road	Honolulu	HI	1	Hawaii Land and Easement	42	100.0%	493	2,117	2,117	12/5/2003	—
62	218 Mohonua Place	Honolulu	HI	1	Hawaii Land and Easement	34	100.0%	272	1,741	1,741	12/5/2003	—
63	220 Puuhale Road	Honolulu	HI	1	Hawaii Land and Easement	66	100.0%	592	2,619	2,619	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of December 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018

38

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of December 31, 2018

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
64	2250 Pahounui Drive	Honolulu	HI	1	Hawaii Land and Easement	76	100.0%	563	3,862	3,862	12/5/2003	—
65	2264 Pahounui Drive	Honolulu	HI	1	Hawaii Land and Easement	33	100.0%	244	1,632	1,632	12/5/2003	—
66	2276 Pahounui Drive	Honolulu	HI	1	Hawaii Land and Easement	33	100.0%	247	1,619	1,619	12/5/2003	—
67	228 Mohonua Place	Honolulu	HI	1	Hawaii Land and Easement	37	100.0%	343	1,865	1,865	12/5/2003	—
68	2308 Pahounui Drive	Honolulu	HI	1	Hawaii Land and Easement	65	100.0%	464	3,314	3,314	12/5/2003	—
69	231 Sand Island Access Road	Honolulu	HI	1	Hawaii Land and Easement	19	100.0%	162	752	752	12/5/2003	—
70	231B Sand Island Access Road	Honolulu	HI	1	Hawaii Land and Easement	39	100.0%	366	1,539	1,539	12/5/2003	—
71	2344 Pahounui Drive	Honolulu	HI	1	Hawaii Land and Easement	144	100.0%	1,332	6,709	6,709	12/5/2003	—
72	238 Sand Island Access Road	Honolulu	HI	1	Hawaii Land and Easement	60	100.0%	546	2,273	2,273	12/5/2003	—
73	2635 Waiwai Loop A	Honolulu	HI	1	Hawaii Land and Easement	23	100.0%	212	1,967	1,835	12/5/2003	—
74	2635 Waiwai Loop B	Honolulu	HI	1	Hawaii Land and Easement	22	100.0%	209	1,965	1,925	12/5/2003	—
75	2760 Kam Highway	Honolulu	HI	1	Hawaii Land and Easement	29	100.0%	147	846	846	12/5/2003	—
76	2804 Kilihau Street	Honolulu	HI	1	Hawaii Land and Easement	34	100.0%	256	1,777	1,776	12/5/2003	—
77	2806 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	278	1,801	1,801	12/5/2003	—
78	2808 Kam Highway	Honolulu	HI	1	Hawaii Land and Easement	13	100.0%	104	310	310	12/5/2003	—
79	2809 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	36	100.0%	278	1,837	1,837	12/5/2003	—
80	2810 Paa Street	Honolulu	HI	1	Hawaii Land and Easement	52	100.0%	416	3,340	3,340	12/5/2003	—
81	2810 Pukoloa Street	Honolulu	HI	1	Hawaii Land and Easement	412	100.0%	2,683	27,703	27,699	12/5/2003	—
82	2812 Awaawaloa Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	273	1,804	1,802	12/5/2003	—
83	2814 Kilihau Street	Honolulu	HI	1	Hawaii Land and Easement	37	100.0%	281	1,925	1,925	12/5/2003	—
84	2815 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	213	1,823	1,822	12/5/2003	—
85	2815 Kilihau Street	Honolulu	HI	1	Hawaii Land and Easement	12	100.0%	98	287	287	12/5/2003	—
86	2816 Awaawaloa Street	Honolulu	HI	1	Hawaii Land and Easement	44	100.0%	238	1,036	1,026	12/5/2003	—
87	2819 Mokumoa Street - A	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	274	1,821	1,821	12/5/2003	—
88	2819 Mokumoa Street - B	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	270	1,816	1,816	12/5/2003	—
89	2819 Pukoloa Street	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	286	2,123	2,115	12/5/2003	—
90	2821 Kilihau Street	Honolulu	HI	1	Hawaii Land and Easement	12	100.0%	98	287	287	12/5/2003	—
91	2826 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	70	100.0%	438	3,921	3,921	12/5/2003	—
92	2827 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	273	1,801	1,801	12/5/2003	—
93	2828 Paa Street	Honolulu	HI	1	Hawaii Land and Easement	187	100.0%	1,494	12,448	12,448	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of December 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018

39

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of December 31, 2018 (dollars and square feet in thousands) **EXHIBIT A**

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
94	2829 Awaawaloa Street	Honolulu	HI	1	Hawaii Land and Easement	70	100.0%	519	1,722	1,720	12/5/2003	—
95	2829 Kilihau Street	Honolulu	HI	1	Hawaii Land and Easement	12	100.0%	98	287	287	12/5/2003	—
96	2829 Pukoloa Street	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	305	2,088	2,088	12/5/2003	—
97	2830 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	296	2,146	2,146	12/5/2003	—
98	2831 Awaawaloa Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	270	860	860	12/5/2003	—
99	2831 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	212	1,857	1,638	12/5/2003	—
100	2833 Kilihau Street	Honolulu	HI	1	Hawaii Land and Easement	12	100.0%	97	601	601	12/5/2003	—
101	2833 Paa Street	Honolulu	HI	1	Hawaii Land and Easement	30	100.0%	291	1,701	1,701	12/5/2003	—
102	2833 Paa Street #2	Honolulu	HI	1	Hawaii Land and Easement	30	100.0%	291	1,675	1,675	12/5/2003	—
103	2836 Awaawaloa Street	Honolulu	HI	1	Hawaii Land and Easement	26	100.0%	144	1,353	1,353	12/5/2003	—
104	2838 Kilihau Street	Honolulu	HI	1	Hawaii Land and Easement	83	100.0%	665	4,262	4,262	12/5/2003	—
105	2839 Kilihau Street	Honolulu	HI	1	Hawaii Land and Easement	12	100.0%	109	627	627	12/5/2003	—
106	2839 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	238	1,942	1,942	12/5/2003	—
107	2840 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	304	2,149	2,149	12/5/2003	—
108	2841 Pukoloa Street	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	316	2,088	2,088	12/5/2003	—
109	2844 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	259	1,974	1,963	12/5/2003	—
110	2846-A Awaawaloa Street	Honolulu	HI	1	Hawaii Land and Easement	61	100.0%	474	3,135	2,776	12/5/2003	—
111	2847 Awaawaloa Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	354	885	771	12/5/2003	—
112	2849 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	319	860	860	12/5/2003	—
113	2850 Awaawaloa Street	Honolulu	HI	1	Hawaii Land and Easement	9	100.0%	66	459	394	12/5/2003	—
114	2850 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	305	2,143	2,143	12/5/2003	—
115	2850 Paa Street	Honolulu	HI	1	Hawaii Land and Easement	298	100.0%	2,146	22,827	22,827	12/5/2003	—
116	2855 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	318	1,807	1,807	12/5/2003	—
117	2855 Pukoloa Street	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	291	1,934	1,934	12/5/2003	—
118	2857 Awaawaloa Street	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	311	983	983	12/5/2003	—
119	2858 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	278	1,801	1,801	12/5/2003	—
120	2861 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	70	100.0%	431	3,867	3,867	12/5/2003	—
121	2864 Awaawaloa Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	285	1,842	1,838	12/5/2003	—
122	2864 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	273	2,092	2,092	12/5/2003	—
123	2865 Pukoloa Street	Honolulu	HI	1	Hawaii Land and Easement	40	100.0%	299	1,934	1,934	12/5/2003	—
124	2868 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	377	1,801	1,801	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of December 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018
40

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of December 31, 2018 (dollars and square feet in thousands) **EXHIBIT A**

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
125	2869 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	289	1,794	1,794	12/5/2003	—
126	2875 Paa Street	Honolulu	HI	1	Hawaii Land and Easement	23	100.0%	229	1,330	1,330	12/5/2003	—
127	2879 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	278	1,789	1,789	12/5/2003	—
128	2879 Paa Street	Honolulu	HI	1	Hawaii Land and Easement	31	100.0%	229	1,735	1,724	12/5/2003	—
129	2886 Paa Street	Honolulu	HI	1	Hawaii Land and Easement	60	100.0%	702	2,205	2,205	12/5/2003	—
130	2889 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	289	1,783	1,783	12/5/2003	—
131	2906 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	295	1,816	1,815	12/5/2003	—
132	2908 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	360	1,810	1,809	12/5/2003	—
133	2915 Kaihikapu Street	Honolulu	HI	1	Hawaii Land and Easement	105	100.0%	867	2,579	2,579	12/5/2003	—
134	2927 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	268	1,778	1,778	12/5/2003	—
135	2928 Kaihikapu Street - A	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	277	1,801	1,801	12/5/2003	—
136	2928 Kaihikapu Street - B	Honolulu	HI	1	Hawaii Land and Easement	38	100.0%	289	1,948	1,948	12/5/2003	—
137	2960 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	38	100.0%	318	1,977	1,977	12/5/2003	—
138	2965 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	42	100.0%	337	2,140	2,140	12/5/2003	—
139	2969 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	80	100.0%	381	4,053	4,045	12/5/2003	—
140	2970 Mokumoa Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	291	1,722	1,722	12/5/2003	—
141	33 S. Vineyard Boulevard	Honolulu	HI	1	Hawaii Land and Easement	12	100.0%	142	844	844	12/5/2003	—
142	525 N. King Street	Honolulu	HI	1	Hawaii Land and Easement	21	100.0%	269	1,342	1,342	12/5/2003	—
143	609 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	24	100.0%	213	624	618	12/5/2003	—
144	619 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	55	100.0%	528	1,415	1,414	12/5/2003	—
145	645 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	265	882	882	12/5/2003	—
146	659 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	256	880	864	12/5/2003	—
147	659 Puuloa Road	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	273	1,807	1,807	12/5/2003	—
148	660 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	196	1,787	1,784	12/5/2003	—
149	667 Puuloa Road	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	291	862	860	12/5/2003	—
150	669 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	438	1,877	1,859	12/5/2003	—
151	673 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	259	1,801	1,801	12/5/2003	—
152	675 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	30	100.0%	222	1,081	1,081	12/5/2003	—
153	679 Puuloa Road	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	275	1,810	1,808	12/5/2003	—
154	685 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	270	1,801	1,801	12/5/2003	—
155	673 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	275	1,821	1,805	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of December 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018

41

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of December 31, 2018

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues [(1)]	Undepreciated Carrying Value [(2)]	Depreciated Carrying Value [(2)]	Date Acquired [(3)]	Year Built or Most Recent Renovation
156	692 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	370	1,798	1,798	12/5/2003	—
157	697 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	299	1,805	1,498	12/5/2003	—
158	702 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	267	1,787	1,784	12/5/2003	—
159	704 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	59	100.0%	469	3,075	2,817	12/5/2003	—
160	709 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	330	1,801	1,801	12/5/2003	—
161	719 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	296	1,960	1,960	12/5/2003	—
162	729 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	232	1,801	1,801	12/5/2003	—
163	733 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	65	100.0%	676	3,403	3,403	12/5/2003	—
164	739 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	238	1,801	1,801	12/5/2003	—
165	759 Puuloa Road	Honolulu	HI	1	Hawaii Land and Easement	34	100.0%	267	1,769	1,766	12/5/2003	—
166	761 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	73	100.0%	548	3,759	3,758	12/5/2003	—
167	766 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	279	1,801	1,801	12/5/2003	—
168	770 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	343	1,801	1,801	12/5/2003	—
169	789 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	47	100.0%	263	2,611	2,609	12/5/2003	—
170	80 Sand Island Access Road	Honolulu	HI	1	Hawaii Land and Easement	191	100.0%	1,564	7,972	7,972	12/5/2003	—
171	803 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	73	100.0%	715	3,804	3,804	12/5/2003	—
172	808 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	57	100.0%	505	3,279	3,279	12/5/2003	—
173	812 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	267	2,613	2,613	12/5/2003	—
174	819 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	105	100.0%	1,036	5,434	5,204	12/5/2003	—
175	822 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	322	1,810	1,798	12/5/2003	—
176	830 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	273	1,826	1,806	12/5/2003	—
177	841 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	63	100.0%	499	3,265	3,265	12/5/2003	—
178	842 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	314	1,809	1,798	12/5/2003	—
179	846 Ala Lilikoi Boulevard B	Honolulu	HI	1	Hawaii Land and Easement	8	100.0%	42	234	234	12/5/2003	—
180	848 Ala Lilikoi Boulevard A	Honolulu	HI	1	Hawaii Land and Easement	326	100.0%	1,656	9,426	9,426	12/5/2003	—
181	850 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	48	100.0%	266	2,684	2,682	12/5/2003	—
182	852 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	279	1,801	1,801	12/5/2003	—
183	855 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	35	100.0%	215	1,834	1,834	12/5/2003	—
184	865 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	36	100.0%	312	1,846	1,846	12/5/2003	—
185	889 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	49	100.0%	412	6,203	6,155	11/21/2012	—
186	905 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	21	100.0%	172	1,148	1,148	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of December 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018

42

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of December 31, 2018

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
187	918 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	72	100.0%	464	3,820	3,820	12/5/2003	—
188	930 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	69	100.0%	517	3,654	3,654	12/5/2003	—
189	944 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	27	100.0%	207	1,219	1,219	12/5/2003	—
190	949 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	237	100.0%	1,608	11,568	11,568	12/5/2003	—
191	950 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	33	100.0%	262	1,724	1,724	12/5/2003	—
192	960 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	14	100.0%	120	614	614	12/5/2003	—
193	960 Mapunapuna Street	Honolulu	HI	1	Hawaii Land and Easement	37	100.0%	308	1,933	1,933	12/5/2003	—
194	970 Ahua Street	Honolulu	HI	1	Hawaii Land and Easement	15	100.0%	111	817	817	12/5/2003	—
195	91-027 Kaomi Loop	Kapolei	HI	1	Hawaii Land and Easement	214	—%	—	2,667	2,667	6/15/2005	—
196	91-064 Kaomi Loop	Kapolei	HI	1	Hawaii Land and Easement	99	100.0%	323	1,826	1,826	6/15/2005	—
197	91-080 Hanua	Kapolei	HI	1	Hawaii Land and Easement	217	100.0%	508	2,187	2,187	6/15/2005	—
198	91-083 Hanua	Kapolei	HI	1	Hawaii Land and Easement	47	100.0%	127	716	716	6/15/2005	—
199	91-086 Kaomi Loop	Kapolei	HI	1	Hawaii Land and Easement	1,242	100.0%	1,809	13,884	13,884	6/15/2005	—
200	91-087 Hanua	Kapolei	HI	1	Hawaii Land and Easement	22	100.0%	69	381	381	6/15/2005	—
201	91-091 Hanua	Kapolei	HI	1	Hawaii Land and Easement	41	100.0%	156	552	552	6/15/2005	—
202	91-102 Kaomi Loop	Kapolei	HI	1	Hawaii Land and Easement	99	100.0%	252	1,599	1,599	6/15/2005	—
203	91-110 Kaomi Loop	Kapolei	HI	1	Hawaii Land and Easement	99	100.0%	234	1,293	1,293	6/15/2005	—
204	91-119 Olai	Kapolei	HI	1	Hawaii Land and Easement	98	100.0%	226	1,981	1,981	6/15/2005	—
205	91-141 Kalaeloa	Kapolei	HI	1	Hawaii Land and Easement	910	100.0%	2,015	11,624	11,624	6/15/2005	—
206	91-150 Kaomi Loop	Kapolei	HI	1	Hawaii Land and Easement	250	100.0%	425	3,159	3,159	6/15/2005	—
207	91-171 Olai	Kapolei	HI	1	Hawaii Land and Easement	24	100.0%	53	265	248	6/15/2005	—
208	91-174 Olai	Kapolei	HI	1	Hawaii Land and Easement	58	100.0%	149	1,009	993	6/15/2005	—
209	91-175 Olai	Kapolei	HI	1	Hawaii Land and Easement	48	100.0%	108	1,286	1,269	6/15/2005	—
210	91-185 Kalaeloa	Kapolei	HI	1	Hawaii Land and Easement	122	100.0%	238	1,761	1,761	6/15/2005	—
211	91-202 Kalaeloa	Kapolei	HI	1	Hawaii Building	84	100.0%	376	2,048	2,003	6/15/2005	1964
212	91-210 Kauhi	Kapolei	HI	1	Hawaii Land and Easement	44	100.0%	125	567	567	6/15/2005	—
213	91-210 Olai	Kapolei	HI	1	Hawaii Land and Easement	54	100.0%	206	706	706	6/15/2005	—
214	91-218 Olai	Kapolei	HI	1	Hawaii Land and Easement	107	100.0%	209	1,683	1,666	6/15/2005	—
215	91-220 Kalaeloa	Kapolei	HI	1	Hawaii Building	23	100.0%	317	1,871	1,334	6/15/2005	1991
216	91-222 Olai	Kapolei	HI	1	Hawaii Land and Easement	158	100.0%	380	2,035	2,035	6/15/2005	—
217	91-238 Kauhi	Kapolei	HI	1	Hawaii Building	85	100.0%	1,353	10,599	7,993	6/15/2005	1981
218	91-241 Kalaeloa	Kapolei	HI	1	Hawaii Building	45	100.0%	651	5,247	3,671	6/15/2005	1990

(1) We define annualized rental revenues as the annualized contractual rents, as of December 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018

43

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of December 31, 2018

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues [1]	Undepreciated Carrying Value [2]	Depreciated Carrying Value [2]	Date Acquired [3]	Year Built or Most Recent Renovation
219	91-250 Komohana	Kapolei	HI	1	Hawaii Land and Easement	107	100.0%	302	1,506	1,506	6/15/2005	—
220	91-252 Kauhi	Kapolei	HI	1	Hawaii Land and Easement	43	100.0%	106	536	536	6/15/2005	—
221	91-255 Hanua	Kapolei	HI	1	Hawaii Land and Easement	95	100.0%	271	1,246	1,245	6/15/2005	—
222	91-259 Olai	Kapolei	HI	1	Hawaii Land and Easement	131	100.0%	287	2,944	2,944	6/15/2005	—
223	91-265 Hanua	Kapolei	HI	1	Hawaii Land and Easement	95	100.0%	224	1,569	1,569	6/15/2005	—
224	91-300 Hanua	Kapolei	HI	1	Hawaii Land and Easement	107	100.0%	224	1,381	1,381	6/15/2005	—
225	91-329 Kauhi	Kapolei	HI	1	Hawaii Building	48	100.0%	823	5,024	3,682	6/15/2005	2013
226	91-349 Kauhi	Kapolei	HI	1	Hawaii Land and Easement	48	100.0%	122	649	649	6/15/2005	—
227	91-399 Kauhi	Kapolei	HI	1	Hawaii Land and Easement	2,236	100.0%	2,688	27,405	27,405	6/15/2005	—
228	91-400 Komohana	Kapolei	HI	1	Hawaii Land and Easement	96	100.0%	240	1,494	1,494	6/15/2005	—
229	91-410 Komohana	Kapolei	HI	1	Hawaii Land and Easement	21	100.0%	53	430	429	6/15/2005	—
230	91-416 Komohana	Kapolei	HI	1	Hawaii Land and Easement	27	100.0%	69	724	723	6/15/2005	—
231	AES HI Easement	Kapolei	HI	1	Hawaii Land and Easement [4]	—	—%	—	1,250	1,250	6/15/2005	—
232	Other Easements & Lots	Kapolei	HI	1	Hawaii Land and Easement [4]	—	—%	—	1,753	1,400	6/15/2005	—
233	Tesaro 967 Easement	Kapolei	HI	1	Hawaii Land and Easement [4] [5]	—	—%	—	6,593	6,593	6/15/2005	—
234	Texaco Easement	Kapolei	HI	1	Hawaii Land and Easement [4]	—	—%	—	2,653	2,653	6/15/2005	—
235	94-240 Pupuole Street	Waipahu	HI	1	Hawaii Land and Easement	44	100.0%	430	717	717	12/5/2003	—
236	5500 SE Delaware Avenue	Ankeny	IA	1	Mainland Industrial	450 [6]	100.0%	1,830	20,201	18,537	1/29/2015	2012
237	951 Trails Road	Eldridge	IA	1	Mainland Industrial	173	100.0%	1,027	8,824	6,484	4/2/2007	2001
238	2300 North 33rd Avenue East	Newton	IA	1	Mainland Industrial	318	100.0%	1,458	14,131	10,614	9/29/2008	2008
239	7121 South Fifth Avenue	Pocatello	ID	1	Mainland Industrial	34	100.0%	370	4,746	4,327	1/29/2015	2007
240	1230 West 171st Street	Harvey	IL	1	Mainland Industrial	40	100.0%	442	2,473	2,309	1/29/2015	2004
241	5156 American Road	Rockford	IL	1	Mainland Industrial	38	100.0%	173	2,011	1,860	1/29/2015	1996
242	17200 Manchac Park Lane	Baton Rouge	LA	1	Mainland Industrial	125	100.0%	889	10,560	9,692	1/29/2015	2014
243	209 South Bud Street	Lafayette	LA	1	Mainland Industrial	70	100.0%	374	5,258	4,812	1/29/2015	2010
244	4000 Principio Parkway	North East	MD	1	Mainland Industrial	1,196	100.0%	5,908	76,368	69,350	1/29/2015	2012
245	16101 Queens Court	Upper Marlboro	MD	1	Mainland Industrial	221	100.0%	1,824	27,129	26,992	9/28/2018	2016
246	3800 Midlink Drive	Kalamazoo	MI	1	Mainland Industrial	158	100.0%	2,184	43,229	39,254	1/29/2015	2014
247	2401 Cram Avenue SE	Bemidji	MN	1	Mainland Industrial	22	100.0%	183	2,237	2,028	1/29/2015	2013
248	10100 89th Avenue N	Maple Grove	MN	1	Mainland Industrial	319	100.0%	2,555	24,756	24,667	10/16/2018	2015
249	110 Stanbury Industrial Drive	Brookfield	MO	1	Mainland Industrial	16	100.0%	190	2,059	1,877	1/29/2015	2012
250	628 Patton Avenue	Asheville	NC	1	Mainland Industrial	33	100.0%	202	2,014	1,866	1/29/2015	1994

(1) We define annualized rental revenues as the annualized contractual rents, as of December 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.
(4) Land parcels include four easements.
(5) Excludes annual tenant percentage rent generally received and recognized during the first quarter of each year for the previous year. Percentage rent recognized during the first quarter of 2018 totaled $941.
(6) Square footage excludes a 194 square foot expansion to be constructed prior to the commencement of the lease.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018

44

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of December 31, 2018

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues [1]	Undepreciated Carrying Value [2]	Depreciated Carrying Value [2]	Date Acquired [3]	Year Built or Most Recent Renovation
251	3900 NE 6th Street	Minot	ND	1	Mainland Industrial	24	100.0%	349	3,923	3,607	1/29/2015	2013
252	1415 West Commerce Way	Lincoln	NE	1	Mainland Industrial	222	100.0%	1,094	10,718	9,884	1/29/2015	2000
253	309 Dulty's Lane	Burlington	NJ	1	Mainland Industrial	634	100.0%	3,454	53,000	47,967	1/29/2015	2001
254	725 Darlington Avenue	Mahwah	NJ	1	Mainland Industrial	167	100.0%	2,250	18,990	17,811	4/9/2014	2010
255	2375 East Newlands Road	Fernley	NV	1	Mainland Industrial	338	100.0%	1,473	18,700	16,968	1/29/2015	2007
256	55 Commerce Avenue	Albany	NY	1	Mainland Industrial	125	100.0%	1,114	11,284	10,272	1/29/2015	2013
257	32150 Just Imagine Drive	Avon	OH	1	Mainland Industrial	645	100.0%	3,479	25,480	19,903	5/29/2009	2000
258	1415 Industrial Drive	Chillicothe	OH	1	Mainland Industrial	44	100.0%	362	4,465	4,145	1/29/2015	2012
259	5300 Centerpoint Parkway	Groveport	OH	1	Mainland Industrial	581	100.0%	2,875	32,563	29,639	1/29/2015	2014
260	200 Orange Point Drive	Lewis Center	OH	1	Mainland Industrial	125	100.0%	1,045	10,075	9,226	1/29/2015	2013
261	301 Commerce Drive	South Point	OH	1	Mainland Industrial	75	100.0%	489	5,130	4,686	1/29/2015	2013
262	2820 State Highway 31	McAlester	OK	1	Mainland Industrial	59	100.0%	789	7,451	7,086	1/29/2015	2017
263	5 Logistics Drive	Carlisle	PA	1	Mainland Industrial	205	100.0%	1,222	18,814	18,717	9/20/2018	2016
264	996 Paragon Way	Rock Hill	SC	1	Mainland Industrial	945	100.0%	3,054	38,520	35,003	1/29/2015	2014
265	510 John Dodd Road	Spartanburg	SC	1	Mainland Industrial	1,016	100.0%	4,640	61,340	55,660	1/29/2015	2012
266	4836 Hickory Hill Road	Memphis	TN	1	Mainland Industrial	646	100.0%	1,361	12,921	11,792	12/23/2014	2007
267	2020 Joe B. Jackson Parkway	Murfreesboro	TN	1	Mainland Industrial	1,016	100.0%	4,998	62,759	57,348	1/29/2015	2012
268	1095 South 4800 West	Salt Lake City	UT	1	Mainland Industrial	150	100.0%	1,071	8,413	7,736	1/29/2015	2012
269	1901 Meadowville Technology Parkway	Chester	VA	1	Mainland Industrial	1,016	100.0%	6,283	71,511	64,901	1/29/2015	2012
270	181 Battaile Drive	Winchester	VA	1	Mainland Industrial	308	100.0%	1,466	14,352	10,266	4/20/2006	1987
				270		29,535	99.3%	$ 167,170	$ 1,462,396	$ 1,369,105		

(1) We define annualized rental revenues as the annualized contractual rents, as of December 31, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.

Industrial Logistics Properties Trust
Supplemental Operating and Financial Data, December 31, 2018

45